                                                                    EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT dated as of August 31, 2000 between the person listed as the Seller on the signature page of this Agreement (the "Seller"), as the holder of all the shares of capital stock of Animal Town, Inc., a California corporation (the "Company"), and Kings Road Entertainment, Inc., a Delaware corporation (the "Buyer").

                  WHEREAS, the Seller owns all of the shares of capital stock of the Company, which is engaged in the mail order catalogue and sales business; and

                  WHEREAS, the Seller desires to sell all of the shares of capital stock of the Company to the Buyer, and the Buyer desires to purchase such shares from the Seller on the terms set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties agree as follows:

                  Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Action": any claim, action, suit or proceeding (including, without limitation, any appellate proceeding or proceeding ancillary thereto).

                  "Affiliate": with respect to any Person, (i) any other Person which directly or indirectly controls, is controlled by or is under common control with such Person and (ii) the stockholders, subsidiaries, officers, directors and partners of such Person or of any other Person described in (i).

                  this "Agreement": this Stock Purchase Agreement and all Schedules and Exhibits hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Business": the business now carried on by the Company under the name "Animal Town" at its location in Sonoma County, California.

                  "Closing": the closing of the transactions contemplated by this Agreement.

                  "Closing Date": the date of the Closing.

                  "Code": the Internal Revenue Code of 1986, as amended.

                  "Consent": any consent, waiver, approval or authorization of, notice to, or designation, registration, declaration or filing with, any Person.

                  "Contract": any contract, lease, agreement, license, deed, note, mortgage, other instrument, arrangement, commitment or understanding, oral or written.

                  "Employment Agreement": the Employment Agreement dated as of May 15, 2000 between the Seller and the Company, substantially in the form of Exhibit I, as the same may be amended, supplemented or otherwise modified from time to time.

                  "ERISA": the Employee Retirement Income Security Act of 1974 (and any sections of the Code amended by it) and all regulations promulgated thereunder, as amended.

                  "Financial Statements": the unaudited financial statements of the Company for the fiscal years ended June 30, 1999 and 2000.

                  "Fulfillment Agreement": the Fulfillment Agreement dated as of the Closing Date between the Buyer and the Company's existing fulfillment center, substantially in the form of Exhibit II, as the same may be amended, supplemented or otherwise modified from time to time.

                  "GAAP": United States generally accepted accounting principles consistently applied.

                  "Interim Balance Sheet": balance sheet of the Company as of June 30, 2000 included in the Financial Statements.

                  "Laws": (i) all Federal, state, local or foreign laws, rules and regulations; (ii) all Orders; (iii) all Permits; and (iv) all agreements with Federal, state, local or foreign regulatory authorities.

                  "Lien": any mortgage, pledge, option, escrow, hypothecation, lien, security interest, financing statement, lease, charge, encumbrance, easement, conditional sale or other title retention or security agreement or any other similar restriction, claim or right of others whether arising by Contract, operation of Law or otherwise.

                  "Litigation Expense": any reasonable expense incurred in connection with investigating, defending or asserting any Action incident to any matter indemnified against hereunder, including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals.

                  "Loss": any loss, obligation, claim, liability, settlement payment, award, judgment, fine, penalty, interest charge, expense, damage or deficiency or other charge, other than Litigation Expense.

                  "Order": any judgment, award, order, writ, injunction or decree issued by any Federal, state, local or foreign authority, court, tribunal, agency, or other governmental authority, or by any arbitrator.

                  "Permits": all Federal, state, local or foreign permits, licenses, approvals, franchises, notices, authorizations and similar filings.

                  "Permitted Liens": (a) carriers', warehousemen's, workers', materialmen's, brokers' or customs' or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith; and (b) liens and other title exceptions set forth on Schedule 3.10.

                  "Person":  any  individual,   partnership,  joint  venture,
          corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

                  "Purchase Price": as defined in Section 2.3.

                  "Secured Promissory Note": the Secured Promissory Note dated as of the Closing Date between the Company and the Buyer, substantially in the form of Exhibit III, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Seller Promissory Note": the Promissory Note dated as of the Closing Date between the Company and the Seller, substantially in the form of Exhibit IV, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Shares": the shares of the Company's common stock, par value $1 per share (the "Common Stock"), issued and outstanding as of the date hereof.

                  "Taxes": all taxes, charges, duties, fees, levies, penalties or other assessments imposed by any taxing authority, including, but not limited to, income, excise, property, sales, transfer, taxes, including any interest, penalties or additions attributable thereto.

                  "to the Seller's knowledge": to the actual knowledge, without having made any inquiry or investigation, of Kenneth Kolsbun.

                  "Trademark Collateral Security and Pledge Agreement": the Trademark Collateral Security and Pledge Agreement dated as of June 5, 2000 between the Company and the Buyer, substantially in the form of
          Exhibit V, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Transaction Documents": this Agreement, the Employment Agreement, the Fulfillment Agreement, the Secured Promissory Note, the Seller Promissory Note and the Trademark Collateral Security and Pledge Agreement.

                  Sale and Purchase of Stock.

                                        Sale and Purchase. At the Closing, which
                      shall occur at the offices of The Dorado Law Group, 1180 Avenue of the Americas, New York, New York on August 31, 2000, or such other place or date as the parties shall mutually agree in writing, Seller shall sell, transfer, assign, convey and deliver the Shares owned by him to the Buyer or its designee(s), and the Buyer or its designee(s) will purchase, accept and acquire the Shares from the Seller.

                                        Deliveries at Closing. At the Closing,
                      Seller shall cause the Shares held by him to be transferred to the Buyer or its designee(s) by delivering to the Buyer or its designee(s) certificates representing such Shares, duly endorsed for transfer or accompanied by duly executed forms of assignment, and the Buyer shall pay to the Seller the Purchase Price for the Shares in accordance with Section 2.3 hereof.

              Purchase Price and Payment.

                  (a) Purchase Price. The purchase price payable by the Buyer for the Shares (the "Purchase Price") shall be a total of $1.

                  (b) Payment. At the Closing, in payment of the Purchase Price the Buyer shall pay $1 by check to the Seller.

                  (c) Indebtedness of the Company to be Discharged. On or before the Closing Date, the Buyer shall pay and discharge the indebtedness of the Company to the Seller in the principal amount of $39,000 by issuance to the Seller of the Seller Promissory Note.

                  Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer as follows:

                                        Organization; Good Standing; Corporate
                      Name. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to own, operate and lease its properties, and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect upon its business, property or assets.

                                        Authorization; Validity; Title. The
                      Seller has all requisite power and authority to enter into the Transaction Documents and the transactions contemplated hereby. The Seller has duly and properly executed and delivered the Transaction

                      Documents, and each of the Transaction Documents constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws of general application affecting the enforceability of creditors' rights generally or by general principles of equity. The Seller is the record and beneficial owner of the Shares, free and clear of all Liens (other than pursuant to this Agreement). Except for agreements effectively terminated at or before Closing, the Seller is not a party to, or bound by, any other agreement, instrument or understanding restricting the transfer of such Shares.

                                        No Conflict. Subject to the obtaining of
                      the Consents and Permits listed on Schedule 3.20, to the Seller's knowledge, neither the execution nor the delivery of the Transaction Documents by the Seller nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a breach of or default under any terms, conditions or provisions of the organizational documents or by-laws or any applicable Law or any material Contract by which the Company is bound or to which the Company's assets are subject or result in the creation of any Lien on any of the assets of the Company.

                                        Capitalization. (i) The Company is
                      authorized to issue up to 100,000 shares of Common Stock,
                      (ii) as of the date hereof, 10,000 shares of the Common Stock are issued and outstanding and (iii) the Seller is the record and beneficial holder thereof. All of the Shares are duly authorized, validly issued, fully paid and non-assessable. Except for agreements terminated at or before the Closing, there are no outstanding rights of subscription, warrants, calls, options, conversion or exchange rights or other Contracts with respect to any securities of the Company or pursuant to which any Person has an interest in its capital or profits, and there are no Contracts as to the voting of the Company's securities.

                                        No Subsidiaries. The Company does not
                      own, beneficially or of record, any capital stock or other equity securities of any corporation or other entity or have any direct or indirect equity or ownership interest in any business of any other Person.

                                        Financial Statements. All of the
                      Financial Statements were prepared from the books and records of the Company. Except as disclosed on Schedule 3.6, the Financial Statements have been prepared in accordance with GAAP consistently applied and fairly present the financial position and results of operations of the Company as of the dates thereof and for the periods then ended, subject to normal year-end adjustments.

                                        Absence of Undisclosed Liabilities. To
                      the Seller's knowledge, the Company has no liabilities or obligations, of a kind that would be required to be included on the balance sheet of the Company or disclosed in the footnotes thereto, whether accrued, absolute or contingent, and whether due or to become due, except (a) liabilities reflected or reserved against on the Interim Balance Sheet included in the Financial Statements, (b) liabilities arising in the ordinary course of business since the date of such balance sheet, and (c) liabilities and obligations disclosed on Schedule 3.7.

                                        No Material Adverse Change. Since March
                      31, 2000 there has not been (a) any material adverse change in the financial condition, operations, business, properties, assets or liabilities of the Company, or (b) any material damage, destruction or loss to any of the properties or assets of the Company, whether or not covered by insurance, which has materially and adversely affected or impaired the ability of the Company to conduct the Business, or (c) any event or condition of any character (except those affecting the economy or businesses generally) which can reasonably be expected to materially and adversely affect or impair the Business, or
                      (d) any redemption, repurchase, declaration, setting aside or payment of any dividend or any distribution in respect of the Company's capital stock, or (e) any redemption, purchase or other acquisition by the Company of any of its capital stock.

                                        Taxes. The Company has timely filed or
                      caused to be filed all Federal, state, local and foreign income and other tax returns and reports (including any relating to import duties) required to be filed by it. All such returns and reports are true, complete and correct in all material respects, and all taxes shown thereon and all deficiencies or other assessments of tax, interest or penalties and all estimated taxes due by the Company or with respect to its Business have been paid. The charges, accruals and reserves, if any, in respect of taxes (including import duties) set forth in the Financial Statements are adequate. No audit of any tax return of the Company is in progress, no extensions of time with respect to any date on which any tax return was or is to be filed by the Company are in force and no waiver or agreement by the Company is in force for the extension of time for the assessment or payment of any tax.

                                        Good Title; No Liens. Except as set
                      forth on Schedule 3.10, the Company has good and marketable title to all the properties and assets, real and personal, tangible and intangible, purported to be owned by the Company (including all property and assets reflected in the Financial Statements, except as disposed of after the date thereof in the ordinary course of business), subject to no Liens other than Permitted Liens.

                                        Leases. Attached hereto as Schedule 3.11
                      is a list of all leases of real property and all leases of (or other arrangements for the use of) any item of personal property, to which the Company is a party, either as lessor or lessee. Except as indicated on Schedule 3.11, the Company is not in breach, violation or default of any lease with respect to or as a result of which the other party thereto has the right to terminate the same, and to the Seller's knowledge, the Company has not received any notice of any claim that it is in breach, violation or default with respect to any lease.

                                        Condition of Property. Except as set
                      forth on Schedule 3.12, to the Seller's knowledge, all plants, structures and equipment owned or leased by the Company, and all utilities, heating, ventilating, air conditioning, electrical and plumbing systems used in the operation of the Company's business, are in all material respects in reasonable operating condition and repair (except for routine maintenance or repair required in the ordinary course of business) and are adequate for the uses to which they are being put. No material item of the property used in the Company's operations or business is owned by an Affiliate of the Company.

                                        Insurance. Attached hereto as Schedule
                      3.13 is a list of all insurance policies of the Company indicating carrier, amount of coverage, risks covered, and expiration dates. To the Seller's knowledge, the Company is not in default of any obligation under any such policy which would permit cancellation thereof.

                                        Patents, Trademarks, Licenses, etc.
                      Attached hereto as Schedule 3.14 is a list of all patents, trademarks, service marks, trade names, brands and copyrights owned, licensed or used by the Company during the past five years and any applications or registrations therefor. Except as set forth on Schedule 3.14A, the Company owns the entire unencumbered right, title and interest in and to all such properties free of all Liens other than Permitted Liens, no rights or licenses to or from others have been granted with respect to such properties, and the Company owns the right to use all the patents, patent applications, trademarks, service marks, trade names, brands, copyrights and licenses, both domestic and foreign, and rights with respect to the foregoing, necessary for the conduct of its business as now conducted, without any known conflict with the rights of others. No Affiliate of the Company owns or possesses any rights in any patents, patent applications, registered or unregistered trademarks, service marks, trade names, brands, copyrights, or domestic or foreign licenses which are used by the Company in its business except as set forth on Schedule 3.14B.

                                        Litigation, etc. Except as set forth on
                      Schedule 3.15, there is no pending or, to the Seller's knowledge, threatened Action or governmental investigation or inquiry against or involving the Company or its assets or operations. To the Seller's knowledge, except as otherwise disclosed on Schedule 3.15 none of the matters on Schedule 3.15 would, if adversely determined, severally or in the aggregate, materially and adversely affect the financial condition, business, operations, property or assets of the Company or the transactions contemplated hereby.

                                        Permits.  To the Seller's  knowledge,
                      the Company has all material Permits necessary for the conduct of its business as presently conducted and all such Permits are listed on Schedule 3.16.

                                        Compliance with Laws. Except as set
                      forth on Schedule 3.17, the Company is in compliance in all material respects with, and has not received any notice that it or the plant or property where the Business is conducted is in any material respect in violation of or has any material liability under, any Laws, Orders or Permits.

                                        Contracts, etc. Set forth on Schedule
                      3.18 are complete and accurate lists of the following:

                  all bonus, incentive compensation, profit-sharing, retirement, group insurance, death benefit or other fringe benefit plans, deferred compensation and post-termination obligations or trust agreements of the Company in effect or under which any amounts remain unpaid on the date hereof or which are to become effective after the date hereof;

                  each Contract defining the terms on which indebtedness for borrowed money, or other indebtedness evidenced by bonds, notes or similar instruments, of the Company or guarantees thereof by the Company have been or may be issued;

                  all Contracts, oral or written, to which the Company is a party and in which any Affiliate of the Company has any interest, direct or indirect;

                  all bank accounts, safe deposit boxes, money market funds, certificates of deposit, stocks, bonds, notes and other securities in the name of or owned or controlled by the Company and the names of the persons having access thereto;

                  all powers of attorney granted by the Company to others;

                  all other Contracts to which the Company is a party, except ones that are terminable on less than 30 days' notice, or do not involve aggregate remaining payments or unpaid obligations of $5,000 or more, and except purchase orders for inventory and sales orders for products and services of the Company entered into in the ordinary course of business.

Except as set forth on Schedule 3.18, none of the Company's rights under any Contract listed on Schedule 3.18 will be materially adversely affected by the transactions contemplated hereby. Except as set forth on Schedule 3.18, the Company has not given or received notice of, or has any knowledge of, any default or claimed or purported or alleged default on the part of the Company or any other party in the performance or payment of any obligation to be performed or paid under any Contract listed on Schedule 3.18.

                  3.19 Employee Retirement Benefit Plans. Set forth on Schedule
3.19 is a list and brief description of each employee pension benefit plan maintained by the Company, or to which the Company is obligated to contribute. The Company is in compliance in all material respects with all applicable Laws relating to employee benefit plans.

                  3.20 Governmental and other Consents, etc. No Consent or Permit of any Person is required to be obtained by the Company or the Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than under Contracts being terminated at or before Closing, and other than those specified in Schedule 3.20, all of which have been or by the Closing Date will be obtained, except as otherwise indicated in writing to the Buyer.

                  3.21 Environmental Matters. Except as disclosed in Schedule 3.21:

                  (a) Hazardous Materials have not at any time been generated, used, treated or stored by the Company in violation in any material respect of any applicable Environmental Law, or in any way which will hereafter require material remedial action under any applicable Environmental Law, and the Company has not received any notice of any such violation with respect to Hazardous Materials;

                  (b) to the Seller's knowledge, there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto any property owned or leased by the Company, or into the environment surrounding any such property, of Hazardous Materials, other than releases permissible under applicable Law or allowable under applicable Permits;

                   (c) the Company, its operations and any property owned by it are in compliance in all material respects with (i) all applicable Environmental Laws, and (ii) the requirements of any Permits issued under such Laws; and

                   (d) there are no pending or threatened claims against the Company or any property owned or leased by it relating to Hazardous Materials or environmental matters.

None of the circumstances, conditions or occurrences disclosed in Schedule 3.21 involves or will result in any material liability on the part of the Company. As used herein "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance exposure to which is prohibited, limited or regulated by any governmental authority; and "Environmental Law" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") 42 U.S.C.ss. 9601 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C.ss. 1801 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C.ss.6901 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.ss. 2601 et seq.; the Clean Air Act, 42 U.S.C.ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.ss. 3808 et seq.; and their counterparts under any state or local laws.

                  Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller as follows:

                  4.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to own, operate and lease its properties and assets, to carry on its business as now being conducted and to enter into this Agreement and perform its obligations hereunder.

                  4.2 Authorization. The execution, delivery and performance of this Agreement by the Buyer have been duly authorized by all requisite corporate action and no other corporate proceedings on the part of the Buyer are necessary to approve the consummation of the transactions contemplated hereby. This

Agreement has been duly executed and delivered by the Buyer, and this Agreement constitutes the valid and binding obligation of the Buyer enforceable in accordance with the terms hereof, except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws of general application affecting the enforceability of creditors' rights generally or by general principles of equity.

                  4.3 No Conflict. Subject to obtaining the consents set forth in Schedule 4.3, neither the execution nor the delivery of this Agreement by the Buyer nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a breach of or default under any terms, conditions or provisions of its organizational documents or by-laws or any Law or Contract by which it is bound or to which it or its assets are subject.

                  4.4 Buyer's Investigation. The Buyer has conducted inspections of the properties and financial and other records of the Company and other due diligence with respect to the Company and the Business. The Buyer has had an opportunity to ask questions of the Seller and the officers of the Company relating to their business, management and financial affairs, which questions were answered to Buyer's satisfaction, and to examine all books and records of the Company. Based on such inspections and inquiries, the Buyer is not aware of any inaccuracies or breaches in the Seller's representations and warranties set forth in this Agreement.

                  4.5 Investment Intent. Buyer is aware that the Shares it is purchasing hereunder are not registered under the Securities Act of 1933, as amended, or any state securities law. Buyer is acquiring the Shares for investment purposes only, for its own account not with a view to, or in connection with, the further sale or transfer of all or any portion thereof.

                  4.6 Governmental and other Consents, etc. No Consent or Permit of any Person is required to be obtained by the Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than those specified in Schedule 4.6, all of which have been or by the Closing Date will be obtained.

                  4.7 Litigation, etc. There is no pending or, to the Buyer's knowledge, threatened Action or governmental investigation or inquiry against or involving the Buyer or its assets or operations that would, if adversely determined, materially and adversely affect the financial condition, business, operations, property or assets of the Buyer or the transactions contemplated hereby.

                  Indemnification.

                  5.1 Obligation of the Seller. The Seller shall indemnify and save harmless the Buyer and its successors and assigns from, against, for and in respect of:

                  (a) any Loss incurred or required to be paid which arises out of or relates to (i) a statement of facts as a result of which any representation or warranty made by the Seller in this Agreement is untrue, inaccurate or misleading in any respect, or (ii) the breach of any covenant or agreement made by the Seller in this Agreement or any Transaction Document; and

                  (b) any Litigation Expense incurred or required to be paid in connection with any Action incident to any matter indemnified against in paragraph (a).

                  5.2 Obligation of the Buyer. The Buyer shall indemnify and save harmless the Seller from, against, for and in respect of:

                  (a) any Loss incurred or required to be paid which arises out of or relates to (i) a statement of facts as a result of which any representation or warranty made by the Buyer in this Agreement is untrue, inaccurate or misleading in any respect, or (ii) the breach of any covenant or agreement made by the Buyer in this Agreement or in any Transaction Document; and

                  (b) any Litigation Expense incurred or required to be paid in connection with any Action incident to any matter indemnified against in paragraph (a) above.

                  5.3 Notice and Defense of Claims. The obligations and liabilities of each indemnifying party hereunder with respect to claims resulting from the assertion of liability by another party or third parties shall be subject to the following terms and conditions:

                  (a) Notice. The indemnified party shall give prompt written notice to the indemnifying party of any claim or event known to it which does or may give rise to a claim by the indemnified party against the indemnifying party based on this Agreement, stating the nature and basis of said claims or events and the amounts thereof, to the extent known, and in the case of any Action brought by any third party, a copy of any documentation with respect thereto promptly after any such documentation is received by the indemnified party.

                  (b) Third Party Claims or Actions. (i) In the event any Action is brought by any third party against an indemnified party, with respect to which an indemnifying party may have liability under this Agreement, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with independent counsel reasonably satisfactory to such indemnified party.

                  (ii) If the indemnifying parties elect to assume the defense of any such third-party Action, the indemnifying parties shall have the sole right to contest, pay, settle or compromise any such Action on such terms and conditions as the indemnifying parties may determine. After notice from the indemnifying parties to such indemnified party of the indemnifying parties' election so to assume the defense thereof, the indemnifying parties shall not be liable to such indemnified party for any legal or other expenses incurred after the date of receipt of such notice by the indemnified party. The indemnified party shall have the right to employ its own counsel and such counsel may participate in such Action, but the fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred.

                  (iii) If the indemnifying parties do not elect to assume the defense of any such Action, the indemnified party may engage independent counsel selected by the indemnified party to assume the defense and may contest and pay, and, with the consent of the indemnifying parties, may settle or compromise any such claim. The fees and disbursements of such counsel shall constitute Litigation Expense hereunder.

                  (iv) The indemnified party and the indemnifying parties, as the case may be, shall be kept fully informed of such Action at all stages thereof whether or not such party is represented by its own counsel.

                  5.4 Cooperation. The parties hereto agree to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any Action brought by any third party.

                  5.5 Confidentiality. The parties agree to make reasonable efforts to preserve in full the confidentiality of all proprietary or confidential business records and the attorney-client and work product privileges. In connection therewith, each party agrees that: (a) it will make reasonable efforts, in any Action in which it has assumed or participated in the defense, to avoid production of confidential business records; and (b) all communications between any party hereto and counsel responsible for or participating in the defense of any Action shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

                  5.6 Survival of Representations and Warranties. All covenants, representations and warranties and agreements made in this Agreement or in any Exhibit, Schedule, certificate or document delivered herewith or at the Closing shall survive the execution and delivery thereof and the Closing hereunder.

                  Other Agreements of the Parties.

                  6.1 Brokers. Each party represents and warrants that all actions by it relative to this Agreement and the transactions contemplated hereby were carried out in such manner as not to give rise to any valid claim for finders fees, brokerage commissions or similar payments.

                  6.2 Elections. Neither the Buyer nor any Affiliate of the Buyer shall make any election pursuant to the Code that is inconsistent with any election made by the Company or any Affiliate for any prior year which would materially adversely affect the Seller or the Company or file any amended tax return of the Company so as to materially adversely affect the Company or the Seller as to any taxable year ending on or before the Closing Date, without the prior written consent of the Seller.

                  6.3 No Modifications. After the Closing the Buyer shall not amend the Certificate of Incorporation or by-laws of the Company in any way that would, relative to the provisions thereof in effect prior to the Closing, tend to increase the liabilities of directors and officers prior to the closing, or impair, lessen or reduce the provisions thereof relating to indemnification of directors and officers.

                  6.4 Post-Closing Cooperation. After the Closing Date, the Seller and the Buyer shall provide each other timely access to information and reasonable assistance and cooperation, during normal business hours, necessary for the preparation of any tax returns or other filings or conducting or responding to tax audit or other proceedings. All pertinent books of account, papers, and records shall be retained by the parties until either the statute of limitations to which they relate has expired, by lapse of time or by the terms of any agreement for extension of the period of limitations. If at any time any records of the Company relating to the period prior to the Closing Date are to be destroyed, the Buyer shall use its best efforts to so notify the Seller at least 30 days prior to such destruction and, at the request of the Seller, shall deliver such records to the Seller.

                  Further Assurances. Following the Closing, at the request of any party, the other parties shall execute and deliver such further documents, and take such other action, as may be necessary or appropriate to give full effect to the transactions contemplated by this Agreement, including without limitation, to confirm the sale, transfer, assignment and conveyance of the Shares hereunder and to vest in the Buyer all the Seller's right, title and interest in and to the Shares or as may otherwise be required to carry out the provisions of this Agreement.

                  Covenants.

                  8.1 Covenants of the Buyer. The Buyer hereby covenants and agrees with the Seller that prior to the Closing, it shall (a) take every action reasonably required of it in order to satisfy the conditions to closing and otherwise to ensure prompt and expedient consummation of the transactions contemplated by this Agreement, and, without limiting the generality of the foregoing, to obtain all Consents and Permits which may be necessary or reasonably required in order for the Buyer to effect the transactions contemplated hereby, and (b) give the Seller prompt written notice of any event or circumstance which can reasonably be expected to affect adversely its ability to complete the acquisition of the Shares or other transactions contemplated by this Agreement.

                  8.2 Covenants of the Seller. The Seller hereby covenants and agrees with the Buyer that:

                  Cooperation. The Seller will use its reasonable best efforts to cause the Company to preserve its business organization intact, to keep available the services of its employees and sales representatives and to preserve the good will of employees, customers, suppliers and others having business relations with the Company.

                  Transactions Out of Ordinary Course of Business. Except with the prior written consent of the Buyer, the Seller will not cause the Company to enter into any transaction out of the ordinary course of business.

                  Maintenance of Properties, etc. The Seller will cause the Company to maintain the Company's properties in customary repair, order and condition (taking into consideration the age and condition thereof), reasonable wear and tear excepted, and maintain insurance covering such properties in such amounts and of such kinds comparable to that in effect on the date of this Agreement.

                  Compliance with Laws. The Seller will cause the Company to comply in all material respects with all Laws applicable to it and to the conduct of the Business.

                  Access to Properties, etc. The Seller will cause the Company to provide the Buyer and its counsel, accountants, investment advisors and other representatives full access during normal business hours (upon reasonable prior notice) to all of their properties, books, tax returns, Contracts, and records, and will furnish to the Buyer all such documents and information with respect to the affairs of the Company as the Buyer may from time to time reasonably request, provided that such access shall not unreasonably interfere with the conduct of the Business.

                  Certain Prohibited Transactions. Except with the prior written consent of the Buyer, the Seller will not cause the Company to (i) sell, transfer or otherwise dispose of any material assets other than in the ordinary course of business, or (ii) create or permit to exist any new Lien other than Permitted Liens; or (iii) amend its Certificate of Incorporation or by-laws.

                  Conditions Precedent.

                  9.1 Conditions to Obligations of the Seller. All obligations of the Seller under this Agreement are subject to the fulfillment, unless waived in writing at the sole option of the Seller, at or prior to the Closing Date, of each of the following conditions precedent:

                  Buyer's Representations and Warranties. The representations and warranties of the Buyer herein contained shall be true on and as of the Closing Date with the same force and effect as though made on and as of said date, except as affected by the transactions contemplated or permitted by this Agreement.

                  Financing. The Buyer shall have obtained financing from a third party commercial lender or investor of not less than $100,000.

                  Fulfillment  Agreement.   The  parties  thereto  shall  have
         duly  executed  and  delivered  the Fulfillment Agreement.

                  Secured Promissory Note. The parties thereto shall have duly executed and delivered the Secured Promissory Note.

                  Trademark Collateral Security and Pledge Agreement. The parties thereto shall have duly executed and delivered the Trademark Collateral Security and Pledge Agreement.

                  Seller   Promissory   Note.  The  Buyer  shall  have  duly
         executed  and  delivered  the  Seller Promissory Note.

                  Buyer's Covenants. The Buyer shall have performed all its obligations and agreements and complied with all its covenants contained in this Agreement to be performed and complied with by the Buyer prior to the Closing Date.

                  Buyer's Closing Certificate. The Seller shall have received a certificate of the Buyer, executed on behalf of the Buyer by any duly authorized representative of the Buyer, dated the Closing Date, in form and substance satisfactory to the Seller, certifying as to the fulfillment of the matters mentioned in paragraphs (a) and (g) of this
         Section 9.1.

                  Consents and Approvals. This Agreement and the transactions contemplated hereby shall have received all approvals, consents, authorizations and waivers from governmental and other regulatory agencies and other third parties required to consummate the transaction contemplated (including the expiration of any applicable waiting period under any regulation or statute).

                  (j) Other Documents. The Seller shall have received all certificates, corporate documents, evidence of authorization, and other agreements, instruments and documents in respect of any aspect or consequence of the transactions contemplated by this Agreement as the Seller may reasonably request, all of which shall be in form and substance satisfactory to the Seller.

                  (k) No Litigation. No Action before any court or any governmental or regulatory authority shall have been commenced and still be pending, no investigation by any governmental or regulatory authority shall have been commenced and still be pending, and no Action by any governmental or regulatory authority shall have been threatened against the Seller or the Buyer (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions, or (ii) which if resolved adversely to such party, would materially and adversely affect the financial condition, business, property, assets or prospects of any such Person.

                  9.2 Conditions to the Obligations of the Buyer. All obligations of the Buyer under this Agreement are subject to the fulfillment, unless waived in writing at the sole option of the Buyer, at or prior to the Closing Date, of each of the following conditions precedent:

       (1) Seller's Representations and Warranties. The representations and warranties of the Seller herein contained shall be true on and as of the Closing Date with the same force and effect as though made on and as of said date, except as affected by transactions contemplated or permitted by this Agreement.

       (2) Employment Agreement. The parties thereto shall have duly executed and delivered the Employment Agreement. The Company's employment compensation rate for each employee is reflected in the Company's projected budget for July, 2000 through June, 2001, a copy of which is attached hereto as Exhibit VI.

       (3) Seller's Covenants. The Seller shall have performed all of the obligations and agreements and complied with all of its covenants contained in this Agreement to be performed and complied with by the Seller prior to the Closing Date.

       (4) Seller's Closing Certificate. The Buyer shall have received one or more certificates of the Seller, dated the Closing Date, in form and substance satisfactory to the Buyer, certifying as to the fulfillment of the matters mentioned in paragraphs (a) and (c) of this Section 9.2.

       (5) Consents. The Buyer shall have received evidence, satisfactory to the Buyer and its counsel, that all of the Consents disclosed in
              Schedule 3.20 have been duly obtained (including the expiration of any applicable waiting period under any regulation or statute).

       (6) Other Documents. The Buyer shall have received all certificates, corporate documents, evidence of authorization, and other agreements, instruments and documents in respect of any aspect or consequence of the transactions contemplated by this Agreement as the Buyer may reasonably request, all of which shall be in form and substance satisfactory to the Buyer.

       (7) No Litigation. No Action before any court or any governmental or regulatory authority shall have been commenced and still be pending, no investigation by any governmental or regulatory authority shall have been commenced and still be pending, and no Action by any governmental or regulatory authority shall have been threatened against the Seller or the Buyer (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions, or (ii) which if resolved adversely to such party, would materially and adversely affect the financial condition, business, property, assets or prospects of any such Person.

                  10. Conditions Subsequent to Obligations of the Buyer. The obligations of the Buyer under the Seller Promissory Note are subject to the Buyer's payment and discharge, within forty-five (45) days of the Closing Date, of (a) at least eighty percent (80%) of the indebtedness of the Company set forth on Schedule 10 (the "Existing Debt"), such percentage being exclusive of the amount owed by the Company to the Seller, by the exchange in a valid private placement ("Private Placement") of the Existing Debt for restricted shares of the common stock of the Buyer (the "144 Stock") at the rate of $1 per share of 144 Stock for each $4 of the Existing Debt and (b) the indebtedness of the Company to each of Dawn Pacheco and Reflex Catalogue Management in the principal amount of $3,000 and $9,000, respectively, with the amount of cash and shares of 144 Stock set forth opposite each such party on Schedule 10; provided, however, that, notwithstanding the foregoing, the Buyer shall pay and discharge each holder of $1,500 or less of indebtedness of the Company to exchange for cash such holder's indebtedness at the same conversion rate applied in the Private Placement. In the event that the foregoing conditions subsequent are not fulfilled to the satisfaction of the Buyer within the forty-five (45) day period, the Buyer shall have the right to return Shares to the Seller in full satisfaction of the Seller Promissory Note.

                  11.      Termination.

                  11.1 Termination. This Agreement may be terminated prior to the Closing and the transactions contemplated hereby may be abandoned by either party upon written notice to the other party if the Closing has not taken place within thirty (30) days after the execution and delivery of this Agreement.

                  11.2 Status of Agreement after Termination. Upon any termination of this Agreement pursuant to Section 11.1, this Agreement shall become void and shall have no effect, except that such termination shall not affect any liability either party may have for breach of this Agreement.

                  12.      General Provisions.

                  12.1 Notices. All waivers, notices, consents, demands, requests, approvals and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given when hand-delivered, sent by telecopier, delivered by national overnight courier service, or 72 hours after mailed by certified first class mail, return receipt requested, postage prepaid, as follows:

                  If to the Seller, to him at:

                           Kenneth Kolsbun
                           15295 Coleman Valley Road
                           Occidental, CA 95465

                           with a copy to:

                  (b)      If to the Buyer, to it at:

                           Kings Road Entertainment, Inc.
                           12 East 33rd Street, 12th Floor
                           New York, New York 10016
                           Attention: David W. Dube, President

                           with a copy to:

                           The Dorado Law Group
                           1180 Avenue of the Americas, Suite 1459
                           New York, New York 10036-8401
                           Attention: Marianne Gaertner Dorado, Esq.

or to such other address or addresses as may be designated by a party by written notice to the other parties hereto.

                  12.2 Costs; Expenses. Each party hereto will bear its own costs and expenses incurred in negotiating this Agreement and consummating the transactions contemplated hereby, whether or not the transactions are consummated.

                  12.3 Binding Effect, Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that nothing in this Agreement shall be construed to confer any rights, remedies, obligations or liabilities on any person other than the parties hereto or their respective successors and assigns.

                  12.4 Public Announcements. The parties hereto shall advise and consult with each other prior to the making of any public announcement with respect to the transactions contemplated hereby and, in any event, the Seller shall not issue any press releases, make any public announcement or statement without the consent of the Buyer, except for filings or registrations which may be required or except as otherwise required by Law.

                  12.5 No Solicitation. From and after the date hereof and until the Closing or the termination of this Agreement, the Seller agrees not to accept or approve any offer from anyone other than the Buyer relating to the acquisition of the assets or Business of the Company, or any business combination relating to them.

                  12.6 Entire Agreement; Amendment. This Agreement, together with the other instruments delivered in connection herewith, embodies the entire agreement and understanding of the parties hereto and supersedes any prior agreement or understanding between the parties with respect to the subject matter of this Agreement. This Agreement cannot be amended or terminated orally, but only by a writing duly executed by the parties.

                  12.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

                  12.8 Headings. Headings of the Sections and paragraphs in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                  12.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other.

                  12.10 Applicable Law. This Agreement shall be governed and construed and interpreted in accordance with the laws of the State of New York and the federal laws of the United States of America.

                  12.11 Waivers. Except as otherwise provided herein, no delay on the part of the Seller or the Buyer in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of the Seller or the Buyer of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                  12.12 Miscellaneous. The rights and remedies of the Buyer and the Seller hereunder are cumulative and not exclusive of any rights or remedies they would otherwise have.

         IN WITNESS WHEREOF, the parties have executed or caused to be executed this Stock Purchase Agreement as of the date first set forth above.

         SELLER:

         /s/ Kenneth Kolsbun
         ----------------------
         Kenneth Kolsbun

         BUYER:

         KINGS ROAD ENTERTAINMENT, INC.

         By:  /s/David W. Dube
         -----------------------
         Name: David W. Dube
         Title: President

                                    EXHIBIT I

                          FORM OF EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made as of May 15, 2000 (the "Effective Date"), by and between ANIMAL TOWN, INC., a California corporation (the "Company"), and you, KENNETH KOLSBUN.

         In consideration of the mutual covenants, terms and conditions set forth herein, you and the Company agree as follows:

         1. The Company hereby employs you pursuant and subject to the terms, conditions and provisions hereof. You hereby accept such employment and agree to render your services exclusively to the Company as provided herein, where and when required by the Company (presently in Sonoma County, California), all of which services shall be performed conscientiously and to the full extent of your ability. You further agree to abide by all rules, regulations and policies of the Company.

            1       Your title and position with the Company shall be President.

         3. You shall report to the Company's board of directors (the "Board of Directors") or to any committee thereof or director as the Board of Directors may direct during the Term (as hereinafter defined). Any conflict between divisions of responsibility between you and any other employee shall be resolved by the Board of Directors.

         4. The services to be rendered by you hereunder shall include, without limitation, all services customarily rendered by persons engaged in the same capacity or in a similar capacity in the mail order catalogue and sales industry, and such other services as may be requested by the Company from time to time hereunder. Your services shall be exclusive to the Company during the Term.

         5. The Term shall commence as of the Effective Date and (unless earlier terminated pursuant to this Agreement) shall continue thereafter through May 15, 2001 (the Term"). The Company shall have the option to extend the Term for an additional one (1)-year period upon written notice to you at least thirty
  (30) days prior to expiration of the initial Term.

         6. (a) As full consideration for all services to be rendered by you pursuant hereto, and for all rights and interests herein granted by you to the Company, and provided that you are not in breach hereof, you shall be entitled to receive a base salary in an amount equal to sixty-five thousand dollars ($65,000) commencing on the Effective Date and continuing through May 15, 2001. You shall thereafter be entitled to receive a base salary in an amount equal to seventy thousand dollars ($70,000) plus an amount equal to sixty-five thousand dollars ($65,000) multiplied by the percentage by which the Consumer Price Index has increased from the Effective Date to the date of the expiration of the initial Term.

        (b) Such compensation shall be paid in accordance with the Company's normal payroll practices. The Company may make such deductions, withholdings or payments from any sum payable to you pursuant to this Agreement as are required by any applicable law, rule or regulation for taxes or similar charges. Compensation payments made to you by the Company or any affiliate of the Company shall be deemed made pursuant to this Agreement and any compensation paid to you from and after the Effective Date shall be deemed to have been paid hereunder.

        7. In addition to the base salary set forth in Paragraph 6, you shall be eligible to receive such bonus compensation as the Company may elect to award to you, if any, in the Company's sole and absolute discretion. Nothing in this Paragraph 7 shall require or otherwise obligate the Company to pay you a bonus.

        8. You represent and warrant that you are free to enter into this Agreement and to grant the rights and interests to the Company that you purport to grant thereunder and that there are no agreements or arrangements in effect, whether written or oral, which could prevent you from rendering exclusive services to the Company during the Term, and that you have not made and will not make any commitment or do any act in conflict with this Agreement.

        9. Provided that you are not in breach hereof, the Company shall reimburse you for all of your reasonable expenses incurred while employed and performing your duties under and in accordance with the terms and conditions hereof, subject to your full accounting therefor and your providing the Company with appropriate documentation, including without limitation receipts, for all such expenses in the manner required pursuant to Company's policies and procedures and the Internal Revenue Code, and subject to the Company's prior approval.

        10. You and the Company agree that the services to be rendered by you pursuant hereto, and the rights and interests granted by you to the Company pursuant hereto, are of a special, unique, extraordinary and intellectual character, which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law, and that a breach by you of any of the terms hereof will cause the Company great and irreparable injury and damage. You hereby expressly agree that the Company shall be entitled to the remedies of injunction, specific performance and other equitable relief to prevent a breach hereof by you. This provision shall not, however, be constructed as a waiver of any of the rights which the Company may have hereunder, at law, for damages, or otherwise.

        11. (a) In the event that (i) you become incapacitated or prevented from fully rendering your services hereunder by reason of your illness, mental, physical or other disability, and such incapacity or inability shall continue for sixty (60) consecutive days during any period of the Term; or (ii) the Company's normal operations are prevented or interrupted because of force majeure events or any other cause beyond the Company's sole control (e.g., any labor dispute, strike, fire, war, civil disturbance, act of God, governmental action or proceeding or any event sufficient to excuse performance as a matter of law), and such prevention or interruption shall continue for sixty (60) consecutive days during any period of the Term, then the Company shall have the right to terminate your employment hereunder immediately upon the expiration of said sixty (60)-day period without any further liability or obligation to you hereunder except for the greater of (i) your base annual compensation under Paragraph 6 for a six (6)-month period or (ii) your base annual compensation for the balance of the Term as of the date of such termination (either such termination, "For Disability or Force Majeure") without regard to any unexercised renewal period.

        (b) In the event you, at any time, breach any provision hereof, fail, refuse or neglect (other than by reason of any above-referenced disability or incapacity) to perform fully your obligations hereunder, or engage or participate in any serious or willful misconduct in connection with any of your obligations hereunder, the Company shall have the right to terminate your employment hereunder at any time thereafter (such termination,"For Cause"). In the event of any termination For Cause, you shall be entitled to receive only accrued compensation payable to you as of the date of such termination, without regard to any other compensation, benefits or perquisites.

        (c) In addition to the right to terminate For Cause or For Disability or Force Majeure, the Company shall have the right to terminate your employment hereunder at any time for any reason, upon thirty (30) days' notice to you (such termination, "Without Cause"); provided, however, that if termination of your employment is a termination Without Cause, you shall continue to be entitled only to the greater of (i) your base annual compensation under Paragraph 6 for a six (6)-month period or (ii) your base annual compensation for the balance of the Term as of the date of such termination without regard to any unexercised renewal period, subject to your obligation to use your best efforts to find other suitable employment promptly, at which time all your rights hereunder shall terminate, including without limitation the right to receive compensation. During the time that you are seeking other employment as a result of termination Without Cause, you agree to report fully to the Company every three (3) weeks regarding your efforts to obtain other suitable employment, and the Company hereby reserves the right to discontinue all payments to you hereunder, but no earlier than sixty (60) days following such termination, if it reasonably determines that you are not using your best efforts promptly to find such other suitable employment.

        (d) Any termination under this Paragraph 11 shall not be deemed to be a waiver by the Company of any of the Company's rights or remedies otherwise available to the Company hereunder, at law, in equity or otherwise.

        12. You shall not enter into any contracts or make any commitments on behalf of the Company outside of the ordinary course of your duties and services in the ordinary course of the Company's business nor for an amount in excess of such limits as may be specified by the Board of Directors without the prior written approval and consent of the Board of Directors in accordance with the standard practices and operating procedures thereof.

        13.     During the Term you shall be entitled to:

        (a) Reimbursement by the Company for any family plan-based health insurance expenses incurred by you pursuant to the Company's existing health insurance plan (such plan being Blue Shield of California as of the Effective
Date), subject to compliance with provisions relating to eligibility or qualification; and

        (b) During the first year of the Term, two (2) weeks vacation, and during the second year of the Term, if any, three (3) weeks vacation, each with pay and normal customary holidays in accordance with the Company's policy for vacations and holidays for senior executives of the Company.

        (c) Participate in any Company retirement or similar benefit plan available to Company's senior executives.

For the purpose of determining your length of service with the Company with respect to the applicable provisions of any benefit to which you may be entitled hereunder, such determination shall be determined with a commencement date of May 15, 2000.

        14. The Company may secure in its own name or otherwise, and at its own expense, life, health, accident and other insurance covering you or you and others, and you shall not have any right, title or interest in or to such insurance other than as expressly provided herein. You agree to assist the Company in procuring such insurance by submitting to the usual and customary medical and other examinations to be conducted by such physician(s) as the Company or such insurance company may designate and by signing such applications and other written instruments as may be required by the insurance companies to which application is made for such insurance.

        15. During the Term, you shall not directly or indirectly compete or interfere with the actual or contemplated businesses or activities of the Company. In this regard, during the Term, you shall not, without the prior written consent of the Company, (a) while actually employed by the Company, become an officer, employee, consultant, agent, partner (other than a limited partner) or director of any other business enterprise; and (b) while not actually employed by the Company, become an officer, employee, consultant, agent, partner (other than a limited partner) or director of any other business enterprise engaged in any of the actual or contemplated businesses or activities of the Company.

        16. You agree that you will not, during the Term or thereafter, disclose to any other person or entity the terms or conditions hereof (including the financial terms thereof) and shall not directly or indirectly issue or permit the issuance of any publicity whatsoever regarding, or grant any interview or make any statements concerning, the Company's engagement of you hereunder without the prior written consent of the Company.

        17. The primary place of your employment hereunder shall be Sonoma County, California. You shall make such trips away from the primary place of employment as requested by the Company or as may be required for the conduct of your duties hereunder.

        18. The Company hereby represents and warrants that it has obtained all approvals necessary to enter into this Agreement.

        19. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts entered into and fully performed therein.

        20. The Company shall have the right to assign or otherwise delegate this Agreement or any of its rights or obligations thereunder, in whole or in part, to any person or entity. Without limiting the generality of the foregoing, the Company shall have the right to license, delegate, lend or otherwise transfer any of its rights to any or all of your services hereunder to any person, company or other entity controlling, controlled by, or under common control with the Company, and you agree to render such services required hereunder for such person, company or other entity as part of the services to be rendered hereunder for no additional compensation other than as provided for herein. You shall not have any right to assign, delegate or otherwise transfer any duty or obligation to be performed by you hereunder to any person or entity, nor to assign or transfer any rights hereunder.

        21. All notices which either party is required or may desire to give to the other party under or in connection with this Agreement shall be sufficient if given by addressing the same to the respective party at the address set forth below or at such other place as may be designated by the respective party:

                  To Company: Animal Town, Inc.
                              15295 Coleman Valley Road
                              Occidental, CA 95465
                              Attention: President

                  With a copy to Kings Road Entertainment, Inc. ("KREN") at the following address as long as KREN is a shareholder of the Company or holds any indebtedness of the Company:

                              Kings Road Entertainment, Inc.
                              12 East 33rd Street, 12th Floor
                              New York, New York 10016
                              Attention: President

                   To You:    Kenneth Kolsbun
                              15295 Coleman Valley Road
                              Occidental, CA 95465

When notices addressed as required by this Paragraph 21 shall be hand delivered, telexed, or deposited, postage prepaid, registered or certified mail, in the United States mail, or delivered to a telegraph office, toll prepaid, the Company or you, as appropriate, shall be deemed to have delivered such notice.

        22. If the compensation provided by this Agreement shall exceed the amount permitted by any present or future law or governmental order or regulation, such stated compensation shall be reduced, while such limitation is in effect, to the amount which is so permitted. The payment of such reduced compensation shall be deemed to constitute full performance by the Company of its obligations hereunder with respect to compensation for such period; provided, however, that the Company shall pay you the aggregate amount of such reduction if and when such payment becomes permissible at law.

        23. You agree to execute and deliver to the Company such further documents and instruments as the Company may desire to further evidence, effectuate or protect the Company's rights hereunder. This Agreement may be modified only by a written instrument duly executed by each of the parties thereto. No person has any authority on behalf of the Company to make any representation or promise not set forth herein, and you hereby represent and warrant that this Agreement has not been executed in reliance upon any representation or promise except those contained therein. No waiver by the Company of any default or other breach hereof shall be deemed to be a waiver of any preceding or succeeding breach of default.

        24. Concurrently with your execution and delivery to Company hereof, you shall execute and deliver to the Company and Employee Confidentiality Agreement in the form of Exhibit A attached hereto.

        25. This Agreement supersedes all, prior or contemporaneous agreements, whether oral or written, between the parties hereto concerning the subject matter hereof, and constitutes the valid, binding and entire agreement between the parties with respect thereto, enforceable in accordance with its terms.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           ANIMAL TOWN, INC.




                                           By
                                              ----------------------------------
                                           Title:


ACCEPTED AND AGREED TO:




----------------------------
Kenneth Kolsbun
Social Security Number:

                                  APPENDIX A TO
                              EMPLOYMENT AGREEMENT


                                     FORM OF
                       EMPLOYEE CONFIDENTIALITY AGREEMENT

        In consideration of my employment, or my continued employment, as the case may be, by Animal Town, Inc., or by any direct or indirect subsidiary or affiliate of Animal Town, Inc. (such employer, the "Company"), I agree with the Company as follows:

        As long as I shall remain in the employ of the Company I shall devote my whole time and ability to the service of the Company in my employment capacity, as the Company shall from time to time direct, and I shall perform my duties faithfully and diligently. Further, I shall abide by all rules, regulations and policies of the Company, and acknowledge that I am familiar with same.

        I shall not, during my employment by the Company or thereafter, use or disclose to others without the prior written consent of the Company, any trade or business secrets, secret "know-how", confidential, secret, technical, financial or proprietary information or other nonpublic information relative to the business or activities of the Company, obtained by me while in the employ of the Company or otherwise. Upon leaving the employ of the Company, I shall not take with me any confidential, secret, technical, financial or proprietary data, drawings, documents or information obtained by me as the result of my employment, or any reproductions thereof. All such items and all copies thereof, including without limitation all memoranda, notes, records and other documents related to the actual or contemplated business or activities of the Company (which is defined to be the mail order catalogue and sales business) that were made or compiled by me, or made available to me during the term of my employment by the Company, shall be and remain the Company's property, and I shall surrender the same to the Company on the termination of my employment by the Company, or at any other time on request.

        I acknowledge and agree that I am the Company's employee for hire. In this regard, all right, title and interest of every kind and nature whatsoever, whether now known or unknown, in and to any property (intellectual or otherwise), including without limitation any inventions, patents, trademarks, copyrights, films, scripts, ideas, writings and discoveries, invented, created, written, developed, furnished, produced, disclosed or acquired by me, alone or in collaboration with others, during the term of my employment by the Company or within the three (3)- or six (6)-month period thereafter, as applicable (qualified by the last sentence of this paragraph), which property relates to or may be useful in connection with the actual or contemplated business or activities of the Company, shall be and remain, as between myself and the Company, the sole and exclusive property of the Company for any and all purposes and uses whatsoever (including any of my right, title and interest in and to any domestic or foreign applications for patent or trademark, as well as any divisions, continuations reissues, revivals, renewals or extensions thereof), and to the extent protectible under copyright law, shall be deemed for such purposes as works made for hire for the Company. I acknowledge and agree that I shall disclose all of the foregoing to the Company immediately upon the discovery, invention, creation, etc. thereof and that I shall have no right, title or interest of any kind or nature in or to any of the foregoing or in or to any results or proceeds therefrom. I further agree that I will, at the Company's request, whether during or subsequent to my employment by the Company, do any and all acts, and execute and deliver to the Company (in form satisfactory to the Company) such instruments or documents, as may be deemed by the Company as necessary or desirable to evidence, effectuate, secure, maintain or establish the terms hereof or the Company's ownership of any of the forgoing, all without charge; but notwithstanding that no such instruments or documents are executed, the Company, as my employer, shall be deemed the owner thereof immediately upon the discovery, invention, creation, etc. thereof. Except as otherwise specifically provided above regarding certain musical or literary works created solely by me, any invention, patent, trademark or other property relating to the Company's actual or contemplated business or activities, that is discovered, invented, created, etc. by me, alone or in collaboration with others, within (i) three (3) months after the termination of my employment by the Company for any reason in the event that such termination occurs within one
(1) year after the Effective Date or (ii) six (6) months after the termination of my employment by the Company for any reason in the event that such termination occurs after one (1) or more years after the

Effective Date, shall be deemed to be within the provisions of this paragraph, unless I can prove that the same was conceived and made following said termination.

        Attached is a list of my existing trademark, copyright and/or patent applications, unpatented inventions and/or other intellectual property made prior to my employment by the Company, which I agree is a complete list and which I desire to remove from the operation hereof.

        I agree that the Company shall be entitled to injunctive or other appropriate equitable relief to prevent or remedy by proposed, anticipatory or actual breach of the terms hereof including, without limitation, the disclosure of any information, data, documents or other materials covered by the terms hereof.

        This agreement shall inure to the benefit of the Company, its subsidiaries, affiliates, allied companies, successors and assigns or the nominees of the Company; and I specifically agree to execute any and all documents considered necessary or desirable to assign, transfer, sustain or maintain inventions, discoveries, applications, copyrights, trademarks or patents, both in the United States and in foreign countries.

        IN WITNESS WHEREOF, I have hereunto signed my name as of the date of the Employment Agreement to which this document is attached and effective as of the Effective Date (as defined in the Employment Agreement).

Witness:
         ---------------------               -----------------------------------
                                             Kenneth Kolsbun


ACCEPTED:

Animal Town, Inc.


------------------------------
By:
Title:

                         EXCLUDED INTELLECTUAL PROPERTY

Games entitled:

Save the Whales
Nectar Collector
Back to the Farm
Peter Principle Game
Dam Builders
Madison Avenue
Chicken in Every Plot

Games under development entitled:

Rainbowland
Elephants, Rhinos & Hippos
Deliver the Mail

Other:

Kolsbun Family Film and Photo Archives
Cyberside Kick Dolls
Guardian Angel Dolls
Story of the Peace Symbol manuscript
Peace Symbol.com

                                   EXHIBIT II

                          FORM OF FULFILLMENT AGREEMENT

                                   EXHIBIT III

                         FORM OF SECURED PROMISSORY NOTE

U.S. $32,500.00                                                     JUNE 5, 2000

        FOR VALUE RECEIVED, the undersigned promises to pay to the order of King's Road Entertainment, Inc. ("KREN" ), with an office at 12 East 33rd Street, 12th Floor, New York, New York 10016, in lawful money of the United States of America and in immediately available funds the principal amount of Thirty Two Thousand Five Hundred United States Dollars (U.S.$32,500) or, if less, the unpaid principal amount of all loans made by KREN to the undersigned from time to time, at the principal office of KREN on the dates endorsed on the schedule (the "Grid") attached hereto.

        The undersigned also promises to pay interest on the unpaid principal amounts made available by KREN hereunder prior to maturity at the rates per annum set forth on the Grid. The undersigned hereby promises to pay KREN interest, payable (after the date that is six months from the date hereof) upon demand, on any amount of principal and, to the extent permitted by law, interest, remaining unpaid hereunder after maturity (whether by acceleration or otherwise) until paid in full at a rate equal to 12%. Interest shall be based on the basis of a year of 360 days and the exact number of days elapsed. Interest shall commence to accrue on the date of each loan and be payable in lawful money of the United States of America at the office of KREN listed above on each such loan's maturity date stated on the Grid (unless such loan has a maturity greater than three months in which event interest shall also be payable quarterly in arrears).

        At the time of the making of any loan hereunder and upon each repayment of principal KREN shall, and is hereby authorized to, make a notation on the Grid of the date and the amount and maturity of each such loan, the interest rate applicable thereto, and each principal repayment. However, the failure to make any such notation shall not limit or otherwise affect the undersigned's Liabilities (as defined below) hereunder with respect to any such loan or repayment of principal. Although this Note is dated the date of issue, interest in respect hereof shall be payable only for the period during which the loans evidenced hereby are outstanding and, although the stated amount hereof may be higher, this Note shall be enforceable, with respect to the undersigned's obligation to pay the principal amount hereof, and interest hereon, only to the extent of the unpaid principal amount of loans and accrued and unpaid interest evidenced hereby.

        As security for the due and punctual payment of any and all of the present and future liabilities, direct or contingent, joint, several or independent, of the undersigned now or hereafter existing, due or to become due to, or held or to be held by, KREN ( the "Liabilities"), the undersigned hereby grants to KREN a continuing security interest in (a) all of the Collateral (as described in Schedule A attached hereto), whether now or hereafter existing or acquired, and (b) all present and future products and proceeds of the Collateral.

        Except for the security interest granted hereby and by the Trademark Collateral Security and Pledge Agreement dated the date hereof between the undesigned and the Creditor, the undersigned shall keep the Collateral and proceeds and products thereof free and clear of any security interest, liens or encumbrances of any kind. The undersigned shall promptly pay, when due, all taxes and transportation, storage and warehousing charges and fees affecting or arising out of the Collateral and shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to KREN. The undersigned warrants that no financing statement (other than any which may have been filed on behalf of KREN) relating to any of the Collateral is on file in any public office.

        This instrument shall constitute a security agreement between the undersigned, as debtor, and KREN, as secured party, in accordance with the Uniform Commercial Code and shall also serve and may be filed in the applicable public office(s), as a Financing Statement under the Uniform Commercial Code in the various States of the United States; and, for the purpose of Section 9-402
(1) of the Uniform Commercial Code, the following information is set forth: (a) the address of the undersigned (as debtor under the Uniform Commercial Code) specified below under the caption "Chief Place of Business Address" shall be the undersigned's mailing address, and (b) the address of KREN (as secured party under the Uniform Commercial Code) specified above shall be KREN's address from which information concerning KREN's security hereunder may be obtained.

        The undersigned agrees to sign and deliver to KREN such financing statements, in form acceptable to KREN, as KREN may, from time to time, reasonably request, or as are necessary in the opinion of KREN, to establish and maintain, in favor of KREN, a valid perfected, first priority security interest in the Collateral securing the payment of any and all of the Liabilities. The undersigned will pay any filing fees or costs with respect thereto and for any security interest searches. The undersigned authorizes KREN to file any such financing statement without the signature of the undersigned.

        The undersigned assumes all liability and responsibility in connection with all Collateral acquired by the undersigned; and the obligation of the undersigned to pay all Liabilities shall in no way be affected or diminished by reason of the fact that any such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the undersigned. The undersigned will at all times keep all insurable Collateral insured at the expense of the undersigned (a) to KREN's satisfaction against loss by fire, theft and any other risk to which the Collateral may be subject and (b) if KREN so requests, in favor of KREN. KREN may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as KREN may determine.

        The undersigned further agrees: (a) that, if KREN so demands in writing at any time, (i) all proceeds of the Collateral shall be delivered to KREN promptly upon their receipt in a form satisfactory to KREN and/or (ii) all chattel paper, instruments, and documents relating to the Collateral shall be delivered to KREN at the time and place and in the manner in which specified in KREN's demand; (b) to execute and deliver, upon request, any notice, statement, instrument, document, agreement or other paper and/or to perform any act requested by KREN which may be necessary to create, perfect, preserve, validate or otherwise protect any security interest granted pursuant hereto or to enable KREN to exercise and enforce KREN's rights hereunder or with respect to such security interest; (c) that, during the period that any Liability is outstanding, the undersigned will not, without obtaining KREN's prior written consent, create, incur, assume, or suffer to exist any security agreement under the Uniform Commercial Code of any jurisdiction or any portion thereof (the "Uniform Commercial Code") or any similar law of any jurisdiction, except as herein provided, and the undersigned will not sign or file or authorize the signing or filing of a Financing Statement under the Uniform Commercial Code except as herein provided; (d) to provide KREN with such information as KREN may from time to time request with respect to the location of any of its places of business; (e) that KREN will be notified promptly in writing of any change in any office as set forth below and (f) that the undersigned will promptly notify KREN upon the occurrence of any default, as provided in this Note, of which the undersigned has knowledge.

        Upon the occurrence of any of the following events (each an "Event of Default"): (i) nonpayment when due of any of the Liabilities; (ii) the failure of the undersigned or any of its subsidiaries to generally pay its debts as they come due or the admission in writing by the undersigned or any of its subsidiaries of its inability to pay its debts generally, or the making by the undersigned or any of its subsidiaries of an assignment for the benefit of creditors, or the institution of any proceeding by or against the undersigned or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of the undersigned, or the appointment of a receiver, trustee, custodian or other similar official for the undersigned or any of its subsidiaries or for any substantial part of the property of the undersigned or any of its subsidiaries and, in the case of institution of any such proceeding against the undersigned or any of its subsidiaries, either such proceeding remaining undismissed or unstayed for a period of 30 days or any of the actions sought in the proceeding occurring, or the undersigned or any of its subsidiaries taking any corporate or other authorizing action in respect of the foregoing; or (iii) upon the suspension of business of the undersigned, THEN AND IN ANY SUCH EVENT, KREN in its discretion may, by written notice to the undersigned: (a) declare the principal of and accrued interest on all Liabilities to be, whereupon the same shall become, forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the undersigned; provided, that upon the occurrence of any event specified in clause (ii) with respect to the undersigned such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the undersigned; (b) take possession of the Collateral and, for that purpose, may enter, with the aid and assistance of any person or persons, any premises where the Collateral, or any part thereof, is, or may be, placed and remove the same; or (c) require the undersigned to assemble the Collateral and to make it available to KREN at a place designated by KREN which is reasonably convenient to KREN and the undersigned. In addition, KREN shall have the right from time to time to sell, resell, assign, transfer and deliver all or any part of the Collateral, at any brokers' board or exchange, or at public or private sale or otherwise, at the option of KREN, for cash or on credit or for future delivery in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as KREN, may deem proper, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the undersigned or right of redemption of the undersigned, which are hereby expressly waived. KREN's obligation, if any, to give additional (or to continue) financial accommodations of any kind to the undersigned shall immediately terminate and upon each such sale KREN may, unless prohibited by applicable statute which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the undersigned, which are hereby waived and released. In addition to the rights and remedies given to KREN hereunder or otherwise, KREN shall have all of the rights and remedies of a secured party under the Uniform Commercial Code.

        In the case of any non-payment when due of any Liabilities, the undersigned shall pay all costs and expenses of every kind for collection, including all attorneys' fees.

        All payments by the undersigned hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto other than taxes imposed on KREN's income and franchise taxes imposed on it (such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities referred to as "Taxes"). If the undersigned shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to KREN,
(i) such sum shall be increased as may be necessary so that after making all required deductions (including any deductions applicable to additional sums payable under this paragraph) KREN shall receive an amount equal to the sum it would have received had no such deduction been made, (ii) the undersigned shall make such deduction and (iii) the undersigned shall pay the full amount deducted to the relevant taxing authority or other authority as required by law.

        KREN's duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of Collateral in its possession. KREN shall not be obligated to take any steps necessary to preserve any rights in any of the Collateral against prior parties, and the undersigned hereby agrees to take such steps. The undersigned shall pay to KREN all costs and expenses, including filing and reasonable attorneys' fees, incurred by KREN in connection with the custody, care, preservation or collection of the Collateral. KREN may, but is not obligated to, exercise any and all rights of conversion or exchange or similar rights, privileges and options relating to the Collateral. KREN shall have no obligation to sell or otherwise realize upon any of the Collateral as herein authorized and shall not be responsible for any failure to do so for any delay in so doing.

        All options, powers and rights granted to KREN hereunder or under any promissory note, instrument, document or other writing delivered to KREN shall be cumulative and shall be in addition to any other options, powers or rights which KREN may now or hereafter have as a secured party under the Uniform Commercial Code or under any other applicable law or otherwise.

        It is the intention of the parties that this Note shall constitute a continuing loan applying to any and all future, as well as existing, transactions between the undersigned and KREN; and the security interest provided for herein shall attach to after-acquired as well as existing Collateral, and the Liabilities covered by this Note shall include future advances and other value, as well as existing advances and other value, whether or not the advances or value are or shall be given pursuant to commitment, all to the maximum extent permitted by the Uniform Commercial Code.

        In the event that the acquisition transaction contemplated by that certain Letter of Intent dated May 11, 2000 between the undersigned and KREN is terminated by KREN in a written notice specifically referring to this provision prior to a closing (other than as a result of the failure of the conditions precedent in the definitive stock purchase agreement or as a result of a material misrepresentation made by the undersigned, before or during the due diligence process), then 75% of the then outstanding advances under this Note shall be forgiven automatically.

        No delay on the part of KREN in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

        This Agreement shall be binding upon the undersigned, its successors and assigns, and inure to the benefit of, and be enforceable by, KREN and its successors, transferees and assigns.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE UNDERSIGNED AND KREN HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY MATTER ARISING HEREUNDER.

           Name: ANIMAL TOWN, INC.
                 --------------------------------------------
                 Chief Place of Business Address:
                                                     15295 Coleman Valley Road
                                                     -------------------------
                                                     Occidental, CA 95465
                                                     -------------------------

                                                     -------------------------

                                        Signature:

                                                     -------------------------
                                             Title:  President
                                                     -------------------------

                                   EXHIBIT IV

                         FORM OF SELLER PROMISSORY NOTE

U.S. $39,000.00                                                  AUGUST 31, 2000

FOR VALUE RECEIVED, the undersigned promises to pay to the order of Kenneth Kolsbun ("Kolsbun" ), with an address at 15295 Coleman Valley Road, Occidental, CA 95465, in lawful money of the United States of America and in immediately available funds the principal amount of Thirty Nine Thousand United States Dollars (U.S.$39,000), or if less, the unpaid principal amount outstanding, on or before November 30, 2000 (the "Maturity Date"). In the event that the debt conversion described in paragraph 10 of that certain Stock Purchase Agreement dated August 31, 2000 by and between the undersigned and Kolsbun (the "Agreement") does not occur within the period described therein, the undersigned shall have the right to return Shares (as defined in the Agreement) to Kolsbun in full satisfaction of the Liabilities (as defined below) outstanding hereunder.

         The undersigned also promises to pay interest on the unpaid principal amount hereunder prior to maturity at a rate equal to 7% per annum. The undersigned hereby promises to pay Kolsbun interest, payable (after the date that is six months from the date hereof) upon demand, on any amount of principal and, to the extent permitted by law, interest remaining unpaid hereunder after maturity (whether by acceleration or otherwise) until paid in full. Interest shall be based on the basis of a year of 360 days and the exact number of days elapsed. Interest shall commence to accrue on the date hereof and be payable on the Maturity Date in lawful money of the United States of America at the address of Kolsbun listed above.

         Upon each repayment of principal by the undersigned, Kolsbun shall, and is hereby authorized to, make a notation on the schedule (the "Grid") attached hereto of the date and the amount of each such repayment. However, the failure to make any such notation shall not limit or otherwise affect the undersigned's Liabilities hereunder with respect to any such repayment. Although this Note is dated the date of issue, interest in respect hereof shall be payable only for the period during which the loans evidenced hereby are outstanding and, although the stated amount hereof may be higher, this Note shall be enforceable, with respect to the undersigned's obligation to pay the principal amount hereof, and interest hereon, only to the extent of the unpaid principal amount of loans and accrued and unpaid interest evidenced hereby.

         The undersigned agrees that the undersigned will promptly notify Kolsbun upon the occurrence of any default, as provided in this Note, of which the undersigned has knowledge.

         Upon the occurrence of any of the following events (each an "Event of Default"): (i) nonpayment when due of any of the present and future liabilities, direct or contingent, joint, several or independent, of the undersigned now or hereafter existing, due or to become due to, or held or to be held by, Kolsbun ( the ALiabilities@); (ii) the failure of the undersigned or any of its subsidiaries to generally pay its debts as they come due or the admission in writing by the undersigned or any of its subsidiaries of its inability to pay its debts generally, or the making by the undersigned or any of its subsidiaries of an assignment for the benefit of creditors, or the institution of any proceeding by or against the undersigned or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of the undersigned, or the appointment of a receiver, trustee, custodian or other similar official for the undersigned or any of its subsidiaries or for any substantial part of the property of the undersigned or any of its subsidiaries and, in the case of institution of any such proceeding against the undersigned or any of its subsidiaries, either such proceeding remaining undismissed or unstayed for a period of 30 days or any of the actions sought in the proceeding occurring, or the undersigned or any of its subsidiaries taking any corporate or other authorizing action in respect of the foregoing; or (iii) upon the suspension of business of the undersigned, THEN AND IN ANY SUCH EVENT, Kolsbun in his discretion may, by written notice to the undersigned declare the principal of and accrued interest on all Liabilities to be, whereupon the same shall become, forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the undersigned; provided, that upon the occurrence of any event specified in clause (ii) with respect to the undersigned such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the undersigned.

         In the case of any non-payment when due of any Liabilities, the undersigned shall pay all costs and expenses of every kind for collection, including all attorneys' fees.

         All payments by the undersigned hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto other than taxes imposed on Kolsbun's income (such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities referred to as ATaxes@). If the undersigned shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to Kolsbun, (i) such sum shall be increased as may be necessary so that after making all required deductions (including any deductions applicable to additional sums payable under this paragraph) Kolsbun shall receive an amount equal to the sum he would have received had no such deduction been made, (ii) the undersigned shall make such deduction and (iii) the undersigned shall pay the full amount deducted to the relevant taxing authority or other authority as required by law.

         All options, powers and rights granted to Kolsbun hereunder or under any promissory note, instrument, document or other writing delivered to Kolsbun shall be cumulative and shall be in addition to any other options, powers or rights which Kolsbun may now or hereafter have under any applicable law or otherwise.

         No delay on the part of Kolsbun in exercising any of his options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

         This Agreement shall be binding upon the undersigned, its successors and assigns, and inure to the benefit of, and be enforceable by, Kolsbun and his successors, transferees and assigns.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE UNDERSIGNED AND KOLSBUN HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY MATTER ARISING HEREUNDER.


         Name:  KINGS ROAD ENTERTAINMENT, INC.
                --------------------------------
                Chief Place of Business Address:
                                                 12 East 33rd Street, 12th Floor
                                                -------------------------------
                                                 New York, NY  10016
                                                -------------------------------

                                                -------------------------------
                                      Signature:

                                                -------------------------------
                                          Title: President
                                                -------------------------------

                                    EXHIBIT V

                      FORM OF TRADEMARK COLLATERAL SECURITY
                              AND PLEDGE AGREEMENT

TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT dated as of June 5, 2000, between ANIMAL TOWN, INC., a California corporation having its principal place of business at 15295 Coleman Valley Road, Occidental, California 95465 (the "Assignor") and KINGS ROAD ENTERTAINMENT, INC. (the "Creditor").

         WHEREAS, the Assignor and the Creditor are parties to a Secured Promissory Note dated of even date herewith (as amended and in effect from time to time, the "Promissory Note"), between the Assignor and the Creditor.

         WHEREAS, it is a condition precedent to the Creditor's making any loans to the Assignor under the Promissory Note that the Assignor execute and deliver to the Creditor a trademark security agreement in substantially the form hereof;

         WHEREAS, the Assignor has executed and delivered to the Creditor the Promissory Note, pursuant to which the Assignor has granted to the Creditor a security interest in the Assignor's personal property, including without limitation, the trademarks, service marks, trademark and service mark registrations, and trademark and service mark registration applications listed on Schedule A attached hereto, all to secure the payment and performance of the Liabilities (as defined in the Promissory Note); and

         WHEREAS, this Trademark Agreement is supplemental to the provisions contained in the Promissory Note;


         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Promissory Note. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Trademark Agreement referred to below:

         Associated Goodwill. All goodwill of the Assignor and its business, products and services appurtenant to, associated with or symbolized by the Trademarks and the use thereof.

         Assignment of Marks.  See Section 2(a).

         Domestic Trademarks. All Trademarks, Trademark License Rights, Trademark Rights, Trademark Registrations and Related Assets existing and/or registered in the United States.

         Foreign Trademarks. All Trademarks, Trademark License Rights, Trademark Rights, Trademark Registrations and Related Assets existing and/or registered in jurisdictions other than the United States.

         Pledged Trademarks. All of the Assignor's right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights, the Trademark Rights, the Associated Goodwill, the Related Assets, and all accessions to, substitutions for, replacements of, and all products and proceeds of any and all of the foregoing.

         PTO.  The United States Patent and Trademark Office.

         Related Assets. All assets, rights and interests of the Assignor that uniquely reflect or embody the Associated Goodwill (other than those listed on Schedule A), including the following:

                           all patents, inventions, copyrights, trade secrets,
confidentialinformation, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the Trademarks; and

                           the following documents and things in the possession
or under the control of the Assignor, or subject to its demand for possession or control, related to the production, delivery, provision and sale by the Assignor, or any affiliate, franchisee, licensee or contractor, of products or services sold by or under the authority of the Assignor in connection with the Trademarks or Trademark Rights, whether prior to, on or subsequent to the date hereof:

                           2     all lists, contracts, ancillary documents and
other information that identify, describe or provide information with respect to any customers, dealers or distributors of the Assignor, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the Trademarks or Trademark Rights, including all lists and documents containing information regarding each customer's, dealer's or distributor's name and address, Loan, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

                           3     all agreements (including franchise
agreements), product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the Trademarks or Trademark Rights;

                           4     all documents and agreements relating to the
identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the Trademarks or Trademark Rights; and

                           5     all agreements and documents constituting or
concerning the present or future, current or proposed advertising and promotion by the Assignor (or any of its affiliates, franchisees, licensees or contractors) of products or services sold under or in connection with the Trademarks or Trademark Rights.

         Trademarks. All of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services and businesses of the Assignor, that (a) are set forth on Schedule B, or (b) have been adopted, acquired, owned, held or used by the Assignor or are now owned, held or used by the Assignor, in the Assignor's business, or with the Assignor's products and services, or in which the Assignor has any right, title or interest, or (c) are in the future adopted, acquired, owned, held and used by the Assignor in the Assignor's business or with the Assignor's products and services, or in which the Assignor in the future acquires any right, title or interest, including, without limitation, all Domestic Trademarks and all Foreign Trademarks.

         Trademark Agreement. This Trademark Collateral Security and Pledge Agreement, as amended and in effect from time to time.

         Trademark Intellectual Property. All Trademarks, including all Domestic and Foreign Trademarks, Pledged Trademarks, Trademark License Rights, Trademark Rights and Related Assets.

         Trademark License Rights. Any and all past, present or future rights and interests of the Assignor pursuant to any and all past, present and future franchising or licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Trademarks, Trademark Registrations, or Trademark Rights owned or used by third parties in the past, present or future, including the right (but not the obligation) in the name of the Assignor or the Creditor to enforce, and sue and recover for, any breach or violation of any such agreement to which the Assignor is a party.

         Trademark Registrations. All past, present or future federal, state, local and foreign registrations of the Trademarks, all past, present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Assignor or the Creditor, and to take any and all actions necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.

         Trademark Rights. Any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Assignor or the Creditor for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and the Trademark License Rights.

         Use. With respect to any Trademark, all uses of such Trademark by, for or in connection with the Assignor or its business or for the direct or indirect benefit of the Assignor or its business, including all such uses by the Assignor itself, by any of the affiliates of the Assignor, or by any franchisee, licensee or contractor of the Assignor.

         Section 2.        Grant of Security Interest.

                           As  collateral  security  for  the  payment  and
performance in full of all of the Liabilities, the Assignor hereby unconditionally grants to the Creditor a continuing security interest in and first priority lien on the Pledged Trademarks, and pledges and mortgages (but does not transfer title to) the Pledged Trademarks to the Creditor. In addition, the Assignor has executed in blank and delivered to the Creditor an assignment of federally registered trademarks in substantially the form of Exhibit I hereto (the "Assignment of Marks"). The Assignor hereby authorizes the Creditor to complete as assignee and record with the PTO the Assignment of Marks upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Creditor's remedies under this Trademark Agreement and the Promissory Note.

                           In addition to, and not by way of limitation  of, the
grant, pledge and mortgage of the Pledged Trademarks provided in Section 2(a), the Assignor grants, assigns, transfers, conveys and sets over to the Creditor the Assignor's entire right, title and interest in and to the Pledged Trademarks; provided that such grant, assignment, transfer and conveyance shall be and become of force and effect only (a) upon or after the occurrence and during the continuance of an Event of Default and (b) either (i) upon the written demand of the Creditor at any time during such continuance or (ii) immediately and automatically (without notice or action of any kind by the Creditor) upon an Event of Default for which acceleration of the Loans is automatic under the Promissory Note or upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Promissory Note and applicable law (including the transfer or other disposition of the Collateral by the Assignor to the Creditor or its nominee in lieu of foreclosure).

                           Pursuant to the  Promissory  Note the  Assignor has
granted to the Creditor a continuing security interest in and lien on the Collateral (including the Pledged Trademarks). The Promissory Note, and all rights and interests of the Creditor in and to the Collateral (including the Pledged Trademarks) thereunder, are hereby ratified and confirmed in all respects. In no event shall this Trademark Agreement, the grant, assignment, transfer and conveyance of the Pledged Trademarks hereunder, or the recordation of this Trademark Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Promissory Note, the security interest of the Creditor in the Collateral (including the Pledged Trademarks) pursuant to the Promissory Note and this Trademark Agreement, the attachment and perfection of such security interest under the Code (including the security interest in the Pledged Marks), or any present or future rights and interests of the Creditor in and to the Collateral under or in connection with the Promissory

Note, this Trademark Agreement or the Code. Any and all rights and interests of the Creditor in and to the Pledged Trademarks (and any and all obligations of the Assignor with respect to the Pledged Trademarks) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Creditor (and the obligations of the Assignor) in, to or with respect to the Collateral (including the Pledged Trademarks) provided in or arising under or in connection with the Promissory Note and shall not be in derogation thereof.

         Section 3. Representations, Warranties and Covenants. The Assignor represents, warrants and covenants that Schedule A sets forth a true and complete list of all Trademarks and Trademark Registrations now owned, licensed, controlled or used by the Assignor. With respect to the Domestic Trademarks, the Assignor represents, warrants and covenants that (a) the Trademarks and Trademark Registrations are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the Trademarks or Trademark Registrations; (b) each of the Trademarks and Trademark Registrations is valid and enforceable; (c) there is no infringement by others of the Trademarks, Trademark Registrations or Trademark Rights; (d) no claim has been made that the use of any of the Trademarks does or may violate the rights of any third person, and to the best of the Assignor's knowledge, there is no infringement by the Assignor of the trademark rights of others; (e) the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks (other than ownership and other rights reserved by third party owners with respect to Trademarks that the Assignor is licensed to use), free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by the Assignor not to sue third persons, other than the security interest and assignment created by the Promissory Note and this Trademark Agreement; (f) the Assignor has the unqualified right to enter into this Trademark Agreement and to perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents, consultants, licensors and licensees that will enable them to comply with the covenants herein contained; (h) the Assignor has used, and will continue to use, proper statutory and other appropriate proprietary notices in connection with its use of the Trademarks; (h) the Assignor has used, and will continue to use for the duration of this Trademark Agreement, consistent standards of quality in its manufacture and provision of products and services sold or provided under the Trademarks; (i) this Trademark Agreement, together with the Promissory Note, will create in favor of the Creditor a valid and perfected first priority security interest in the Pledged Trademarks upon making the filings referred to in clause (j) of this Section 3; and (j) except for the filing of financing statements under the Code and the recording of this Trademark Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (i) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Trademark Agreement by the Assignor, or (ii) for the perfection of or the exercise by the Creditor of any of its rights and remedies hereunder.

         Section 4. Inspection Rights. The Assignor hereby grants to the Creditor and its employees and agents the right to visit the Assignor's plants and facilities that manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

         Section 5. No Transfer or Inconsistent Agreements. Without the Creditor's prior written consent and except for licenses of the Pledged Trademarks in the ordinary course of the Assignor's business consistent with its past practices, the Assignor will not (a) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Pledged Trademarks, or (b) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Trademark Agreement or the Promissory Note.

         Section 6. After-acquired Trademarks, Etc.

         (a) If, before the Liabilities shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations or Trademark Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Assignor shall promptly provide to the Creditor notice thereof in writing and execute and deliver to the Creditor such documents or instruments consistent with this Agreement as the Creditor may reasonably request further to implement, preserve or evidence the Creditor's interest therein.

                           The  Assignor  authorizes  the  Creditor  to modify
this Trademark Agreement and the Assignment of Marks, without the necessity of the Assignor's further approval or signature, by amending Exhibit A hereto and the Annex to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations or Trademark Rights under Section 2 or Section 6 herein.

         Section 7.        Trademark Prosecution.

                          1.     The Assignor shall assume full and complete
responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks, and shall hold the Creditor harmless from any and all costs, damages, liabilities and expenses that may be incurred by the Creditor in connection with the Creditor's interest in the Pledged Trademarks or any other action or failure to act in connection with this Trademark Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignor shall retain trademark counsel acceptable to the Creditor.

                          2.     The Assignor shall have the right and the duty,
through trademark counsel acceptable to the Creditor, to prosecute diligently any trademark registration applications of the Trademarks pending as of the date of this Trademark Agreement or thereafter, to preserve and maintain all rights in the Trademarks and Trademark Registrations, including the filing of appropriate renewal applications and other instruments to maintain in effect the Trademark Registrations and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the Trademarks or Trademark Registrations. Any expenses incurred in connection with such applications and actions shall be borne by the Assignor. The Assignor shall not abandon any filed trademark registration application, or any Trademark Registration or Trademark, without the consent of the Creditor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, to the extent any Foreign Trademark is not material to the conduct of the Assignor's business in such jurisdiction, the Assignor may, in the prudent exercise of its best judgment, choose not to prosecute, preserve, maintain or enforce its rights with respect to a Foreign Trademark without the prior written consent of the Creditor.

                          3.     The Assignor shall have the right and the duty
to bring suit or other action in the Assignor's own name to maintain and enforce the Trademarks, the Trademark Registrations and the Trademark Rights. The Assignor may require the Creditor to join in such suit or action as necessary to assure the Assignor's ability to bring and maintain any such suit or action in any proper forum if (but only if) the Creditor is completely satisfied that such joinder will not subject the Creditor to any risk of liability. The Assignor shall promptly, upon demand, reimburse and indemnify the Creditor for all damages, costs and expenses, including legal fees, incurred by the Creditor pursuant to this Section 7(c). Notwithstanding the foregoing, to the extent any Foreign Trademark is not material to the conduct of the Assignor's business in such jurisdiction, the Assignor may, in the prudent exercise of its best judgment, choose not to prosecute, preserve, maintain or enforce its rights with respect to a Foreign Trademark without the prior written consent of the Creditor.

                          4.     Subject to (b) and (c) above, with respect to
Foreign Trademarks, the Assignor shall take any and all such actions (including institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Pledged Trademarks and Assignor shall not take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would adversely affect the validity, grant or enforcement of the Pledged Trademarks.

         (e) Promptly upon obtaining knowledge thereof, the Assignor will notify the Creditor in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Trademarks or Trademark Registrations or the Assignor's rights, title or interests in and to the Pledged Trademarks, and of any event that does or reasonably could materially adversely affect the value of any of the Pledged Trademarks, the ability of the Assignor or the Creditor to dispose of any of the Pledged

Trademarks or the rights and remedies of the Creditor in relation thereto (including but not limited to the levy of any legal process against any of the Pledged Trademarks).

         Section 8. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Creditor shall have, in addition to all other rights and remedies given it by this Trademark Agreement (including, without limitation, those set forth in Section 2.(b)), the Promissory Note, those allowed by law and the rights and remedies of a secured party under the Code as enacted in the State of California, and, without limiting the generality of the foregoing, the Creditor may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any interest that the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all expenses incurred by the Creditor in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Liabilities as set forth in or by reference in the Promissory Note. Assignor agrees that, to the extent notice of any sale, license or other disposition of the Pledged Trademarks shall be required by law, at least ten
(10) days' notice to the Assignor of the time and place of any such sale, license or disposition is to be made shall constitute reasonable notification. At any such sale or other disposition, the Creditor may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of. The Creditor shall have no obligation to make any sale of the Pledged Trademarks regardless of the notice of sale having been given.

         Section 9. Collateral Protection. If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Creditor, in its own name or that of the Assignor (in the sole discretion of the Creditor), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Creditor for any cost or expense incurred by the Creditor in so doing.

         Section 10. Power of Attorney. If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Creditor (and any officer or agent of the Creditor as the Creditor may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with full power of substitution and with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Creditor to use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third person, or to take any and all actions necessary for the Creditor to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of the Assignor therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts that the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases the Creditor from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Creditor under this power of attorney (except for the Creditor's gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.

         Section 11. Further Assurances. The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Creditor may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to assure and confirm to the Creditor the grant, perfection and priority of the Creditor's security interest in the Pledged Trademarks.

         Section 12. Termination. At such time as all of the Liabilities have been finally paid and satisfied in full, this Trademark Agreement shall terminate and the Creditor shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Pledged Trademarks previously granted, assigned, transferred and conveyed to the Creditor by the Assignor pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Creditor pursuant hereto or the Promissory Note.

         Section 13. Course of Dealing. No course of dealing between the Assignor and the Creditor, nor any failure to exercise, nor any delay in exercising, on the part of the Creditor, any right, power or privilege hereunder or under the Promissory Note or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         Section 14. Expenses. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by the Creditor in connection with the preparation of this Trademark Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving the Pledged Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Trademarks, shall be borne and paid by the Assignor. Notwithstanding the foregoing, the Assignor shall not be required to bear the cost of prosecution, preservation or enforcement of its rights with respect to a Foreign Trademark unless the Assignor shall have determined, in the prudent exercise of its best judgement, to undertake such prosecution, preservation, maintenance or enforcement.

         Section 15. Overdue Amounts. Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Pledged Trademarks and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Promissory Note.

         SECTION 16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE CREDITOR ASSUMES NO LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE CREDITOR FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE CREDITOR WITH RESPECT TO SUCH LIABILITIES.

         Section 17. Notices. All notices and other communications made or required to be given pursuant to this Trademark Agreement shall be in writing and either by letter (delivered by hand or sent by certified mail, return receipt requested), by facsimile or telegram, addressed as follows:

                           (a)      if to the  Assignor,  at 15295  Coleman
Valley Road, Occidental, California 95465, Attention: President, Facsimile Number:707-874-2238 or at such other address for notice as the Assignor shall last have furnished in writing to the person giving the notice; and

                           (b)      if to the  Creditor,  at 12 East 33rd
Street, 12th Floor, New York, New York 10016 Attention: President, Facsimile
Number: 212-725-4678 or at such other address for notice as the Creditor shall last have furnished in writing to the person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective when deposited in the mail, postage prepaid, or, in the case of facsimile, when received and such receipt is confirmed by a subsequent telephone conversation, or, in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid.

         Section 18. Amendment and Waiver. This Trademark Agreement is subject to modification only by a writing signed by the Creditor and the Assignor, except as provided in Section 6.2. The Creditor shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Creditor. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

         SECTION 19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS TRADEMARK AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Assignor agrees that any suit for the enforcement of this Trademark Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in Section 17. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         Section 20. Waiver of Jury Trial. THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in, addition to, actual damages. The Assignor (a) certifies that neither the Creditor nor any representative, agent or attorney of the Creditor has represented, expressly or otherwise, that the Creditor would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the Promissory Note to which the Creditor is a party, the Creditor is relying upon, among other things, the waivers and certifications contained in this Section 20.

         Section 21. Miscellaneous. The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its respective successors and assigns, and shall inure to the benefit of the Creditor and its successors and assigns. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Promissory Note, the provisions of the Promissory Note shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Trademark Agreement.

         IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.

                               ANIMAL TOWN, INC.


                               By:
                                  ----------------------------
                                  Name:
                                  Title:


                               KINGS ROAD ENTERTAINMENT, INC.


                               By:
                                  ---------------------------
                                  Name:
                                  Title:

                                   SCHEDULE A

                             EXCLUDED RELATED ASSETS

Games entitled:


Save the Whales
Nectar Collector
Back to the Farm
Peter Principle Game
Dam Builders
Madison Avenue
Chicken in Every Plot

Games under development entitled:

Rainbowland
Elephants, Rhinos & Hippos
Deliver the Mail

Other:

Kolsbun Family Film and Photo Archives
Cyberside Kick Dolls
Guardian Angel Dolls
Story of the Peace Symbol manuscript
Peace Symbol.com

                                   SCHEDULE B

                 TRADEMARKS AND TRADEMARK REGISTRATION: DOMESTIC

  Trademark                           Registrations
     or                  United States Patent and Trademark Office
Service Mark         Registration No.                   Registration Date
-------------        ----------------                   -----------------
ANIMAL TOWN            1192189                                 03/16/1982
  GAME CO.

MISCELLANEOUS          1677189                                 02/25/1992
DESIGN

ANIMAL TOWN            1689421                                 05/26/1992

BACK TO THE FARM       2035584                                 02/04/1997



Trademark                       Pending Applications
or                    United States Patent and Trademark Office
Service Mark                          Serial No.                     Filing Date
------------                          ----------                     -----------

None


--------------------------------------------------------------------------------


                 TRADEMARKS AND TRADEMARK REGISTRATION: FOREIGN

                             Trademark Registrations

                Trademark
                    or
Country        Service Mark       Registration No.        Registration Date
--------       ------------       ----------------        -----------------

None

                              Pending Applications

                      Trademark
                             or

Country        Service Mark             Serial No.        Filing Date
--------       ------------             ----------        -----------

None

                                    EXHIBIT I

                ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS (U.S.)

        WHEREAS, Animal Town, Inc. , a California corporation having its principal place of business at 15295 Coleman Valley Road, Occidental, California 95465 (the "Assignor"), has adopted and used and is using the trademarks and service marks (the "Marks") identified on the Annex hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on such Annex; and

        WHEREAS, King's Road Entertainment, Inc. (the "Assignee"), is desirous of acquiring the Marks and the registrations thereof and registration applications therefor;

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Marks, together with (a) the registrations of and registration applications for the Marks, (b) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof, and (c) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks or the registrations thereof or such associated goodwill.

        This Assignment of Trademarks and Service Marks (U.S.) is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Trademarks and Service Marks (U.S.) below.

        IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this __ day of June 2000.

                              ANIMAL TOWN, INC.


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:



The foregoing assignment of the Marks and the registrations thereof and registration applications therefor by the Assignor to the Assignee is hereby accepted as of this __ day of June 2000.

                              KING'S ROAD ENTERTAINMENT, INC.


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                   EXHIBIT VI

                           COMPANY'S PROJECTED BUDGET
                          JULY, 2000 THROUGH JUNE, 2001